UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 29, 2026 (July 29, 2026)

TRONOX HOLDINGS PLC
(Exact Name of Registrant as Specified in Its Charter)

England and Wales	001-35573	98-1467236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Tresser Boulevard, Suite 1100	Laporte Road, Stallingborough
Stamford, Connecticut 06901	Grimsby, North East Lincolnshire, DN40 2PR, England

(Address of Principal Executive Offices) (Zip Code)

(203) 705-3800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-1 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary shares, par value $0.01 per share	TROX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On July 29, 2026, the Board of Directors of Tronox Holdings plc (the “Company”) appointed Keith Schwarz as an independent director, effective as of July 29, 2026. Mr. Schwarz was also appointed to serve as a member of the Company’s audit committee.

Mr. Schwarz brings over 35 years of experience in public accounting and advisory services, including his leadership tenure as the Dallas business unit professional practice partner at KPMG. During Mr. Schwarz’s career at KPMG, Mr. Schwarz led audit engagements for major public and private companies in a variety of sectors and served as a SEC engagement quality control reviewing partner. Mr. Schwarz earned a Bachelor of Science in Accounting from Oklahoma State University and is a certified public accountant.

Mr. Schwarz will receive compensation consistent with the other non-employee directors of the Company. Pursuant to this program, Mr. Schwarz will receive an annual cash retainer of $100,000, payable quarterly in arrears, and an additional annual retainer of $15,000, payable quarterly in arrears, for serving as a member of the audit committee. In addition, Mr. Schwarz is entitled to an annual equity grant of time-based restricted share units with a fair market value of $150,000.

There are no arrangements between Mr. Schwarz and any other persons pursuant to which Mr. Schwarz was selected as a director. There are no related party transactions between the Company and Mr. Schwarz that would be required to be reported pursuant to Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended.

Item 8.01.
Other Events.

Attached as Exhibit 99.1 is a copy of a press release of Tronox Holdings plc (the “Company”), dated July 29, 2026, announcing that the Company’s Board of Directors declared a cash dividend of $0.05 per share payable on October 9, 2026 to shareholders of record at the close of business on August 10, 2026.

Item 9.01.
Financial Statements and Exhibits.

(d)

Exhibit No.	Description
99.1	Dividend Press Release, dated July 29, 2026
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX HOLDINGS PLC

Date: July 29, 2026	By:	/s/ Jeffrey Neuman
		Name:	Jeffrey Neuman
		Title:	Senior Vice President, General Counsel and Secretary